UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of earliest event reported: 10 DECEMBER 2024

TRENDMAKER, INC. LIMITED

(Exact name of registrant as specified in charter)

Nevada	333-200624	80-0979537
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Lot 56935 Jalan 9/8, Seksyen 9,

Bandar Baru Bangi,

Selangor Darul Ehsan, Malaysia 43650

(Address of principal executive offices, including zip code)

+603 89231880

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On 10 December 2024, Trendmaker, Inc. Limited (the “Company”) filed a Certificate of Dissolution with the Secretary of State of the State of Nevada pursuant to the Company’s Plan of Dissolution (the “Plan”), which was adopted by the Company’s Board of Directors on 5 December 2024 and approved by the Company’s shareholders on, 5 December 2024.

On 5 December 2024, the Consent in Writing by shareholders (the “Consent in Writing”) passed by majority of shareholders representing a total of 13,537,000 shares of the Company’s common stock issued and outstanding and entitled to vote at the Special Meeting

The following is a brief description of each matter voted upon at the Consent in Writing, as well as the final number of votes cast for and cast against or abstentions, as applicable, for each matter

Approval of the voluntary dissolution and liquidation of the Company:

Votes For	Votes Against or Abstentions	Total common stock issued and outstanding
11,889,000	1,648,000	13,537,000

Item 8.01 Other Event

Based on the filed Certificate of Dissolution, the close of business is on 10 December 2024 (the “Effective Time”). After the Effective Time, the Company will not record any further transfers of its common stock except transfers by will, intestate succession or operation of law and transfers initiated prior to the Effective Time, which will be allowed to settle even if those transfers would not settle until after the Effective Time. The Effective Time will also serve as the final record date for purposes of any future cash distributions to shareholders. A copy of the Company’s Certificate of Dissolution is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Following the Effective Time, the Company expects that it will no longer file Annual Reports on Form 10-K or Quarterly Reports on Form 10-Q, beginning with the Quarterly Report on Form 10-Q.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 3.1	Certificate of Dissolution of Actua Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

TRENDMAKER, INC. LIMITED

Date: January 21, 2025	By:	/s/ Puan Sri Datin Sri Tan Chin Yee
	Name:	Puan Sri Datin Sri Tan Chin Yee
	Title:	Chief Executive Officer, President, Director, Secretary and Treasurer